                                                                         EX-10.8

SUNTRUST                         SECURITY AGREEMENT
                                 (FOR USE WITH ALL TYPES OF TANGIBLE COLLATERAL)


FAF, Inc.                              430 Airport Road
-----------------------------------    -----------------------------------------
Name of Debtor                         Street and Number

hereinafter called "Debtor", whether   Greeneville, TN  37744
one or more, hereby grants to          -----------------------------------------
SunTrust Bank, Nashville, N.A., 201    City and State
Fourth Avenue North, Nashville,
Tennessee, hereinafter called          August 11, 1998
"Secured Party", a security interest   -----------------------------------------
pursuant to the Uniform Commercial     Date
Code as adopted in the state of
Tennessee in and to the following
described collateral:

 SEE ATTACHED EXHIBIT A






together with all similar collateral hereafter acquired, all replacements and substitutions thereof and all accessories, parts and equipment now or hereafter affixed thereto or used in connection therewith, and if livestock or farm crops, said security interest shall include all natural increases thereof, all of which property is hereafter collectively referred to as "Collateral", and is located or will be located at:

430 Airport Road, Greeneville, TN  37744
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If Livestock, the marks and brands above described are holding marks and brands of the Debtor and carry title although said livestock may have other marks and brands, and as additional collateral, Debtor grants to Secured Party a security interest in and all feed, both hay and grain, owned by Debtor and all water privileges, and all equipment used in feeding and handling said livestock, and also all of the Debtor's rights, title and interest in all contracts and leases covering lands for pasture and grazing purposes. If crops, this agreement includes annual and perennial crops and products thereof growing or planted on the following described real property; or if the Collateral is to be so affixed or related to realty as to become a part thereof, it is or will be affixed to the following described REAL PROPERTY:

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If other than Debtor, the RECORD OWNER of the real property is
                                                               ----------------
(unless realty is described above, it is agreed that the said Collateral is not, and is not to become, affixed to real property).


If the chief executive office of the Debtor is other than that shown as the Debtor's residence, such CHIEF EXECUTIVE OFFICE is located at

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DESCRIPTION OF ORIGINAL INDEBTEDNESS

Amount
      -------------------------------------------------------------------------

                                                   ($                 ) Dollars
--------------------------------------------------   -----------------


(UNLESS OTHERWISE INDICATED BELOW, the Original Indebtedness is owed by Debtor and evidenced by promissory note of even date herewith.)

Owed by  FAF, Inc.
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

Evidenced by  Promissory Note in the amount of $8,022,000.00 (Eight Million
              -----------------------------------------------------------------

              Twenty-Two Thousand)                  Dated  August 11    , 1998
              -------------------------------------        --------------   ---


This security interest is given to secure the performance of the covenants and agreements herein set forth and to secure the payment of (1) the above described Original Indebtedness with applicable interest owed to said Secured Party; (2) all costs and expenses incurred in the collection of same including reasonable attorney's fees; (3) all extensions, renewals and all changes in form of the Note evidencing the Original Indebtedness which may be from time to time effected by agreement; (4) all advances made by Secured Party for taxes, levies and repairs to, or maintenance or protection of the Collateral; (5) all costs and expenses incurred in the collection of same and enforcement of Secured Party's rights hereunder; (6) all money heretofor and hereafter advanced by Secured Party to or for the account of Debtor at the option of the Secured Party; (7) all other present or future, direct or contingent liabilities of Debtor to Secured Party, of any nature whatsoever; and (8) interest on any money expended by Secured Party for taxes, levies and repairs to or maintenance of the Collateral, or on any money expended for costs and expenses incurred in the collection of said note and the enforcement of Secured Party's rights hereunder.

Proceeds of collateral are also covered; however, such shall not be construed to mean that the Secured Party consents to any sale of the Collateral.

The proceeds of the note are to be paid, at the Secured Party's election as indicated below. (Check 1, 2 or 3)


                  (1) to the seller of the Collateral, and the Debtor hereby
-----------------     authorizes Secured Party to do so, or

                  (2) to the Debtor in trust who immediately will apply the
-----------------     loan proceeds to the payment of the purchase price of the
                      Collateral, or

       X          (3) to the Debtor.
-----------------

Debtor warrants, covenants and agrees that the Collateral is, or will be used by the Debtor primarily as indicated below. (Check 1, 2 or 3)


       X          (1) In business.
-----------------

                  (2) For personal, family or household purposes.
-----------------

                  (3) In farming operations.
-----------------


THIS AGREEMENT IS SUBJECT TO THE ADDITIONAL PROVISIONS SET FORTH ON THE REVERSE SIDE HEREOF, THE SAME BEING INCORPORATED HEREIN BY REFERENCE.


SunTrust Bank, Nashville, N.A.

/s/ A. Oakley                         FAF, Inc.
-----------------------------------   -----------------------------------------
By                                    Debtor


Senior Vice President                 Edward W. Cook, CFO
-----------------------------------   -----------------------------------------
Title                                 Debtor
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DEBTOR FURTHER REPRESENTS, WARRANTS AND AGREES THAT

TITLE TO COLLATERAL. The statements herein as to Debtor's residence and possession and location of the Collateral specifically described herein are true, and that Debtor has or will acquire title thereto free and clear of all liens, encumbrances and security interest except the security interest hereby given to Second Party and other rights, if any, of Secured Party, and Debtor will defend the Collateral against the claims and demands of all persons.

SALE OR ENCUMBRANCE OF COLLATERAL. Without prior written consent of Secured Party, Debtor will not sell, exchange, lease or otherwise dispose of the Collateral or any of the Debtor's rights therein or under this agreement, or permit any lien or security interest to attach to same except that created by this agreement and other rights, if any, of Secured Party.

MAINTENANCE OF COLLATERAL. Debtor will maintain the Collateral in good condition and repair but without permitting any lien to affix to the Collateral as a result thereof, and will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of the same and not permit anything to be done that may impair the value of any of the Collateral. If Debtor fails to pay such sums, Secured Party may do so for the Debtor's account, adding the amount thereof to the other amounts secured hereby.

INSURANCE OF COLLATERAL. Debtor shall procure, keep in force, and pay for, insurance on said collateral, in such amounts and forms, and against such risks, and with such insurers as may be acceptable to Secured Party and such polices evidencing said insurance shall be furnished to Secured Party. If Debtor fails to furnish said insurance or fails to pay the premiums thereof, Secured Party may do so or may obtain insurance of its interest only, adding the amount of any such premium thereof to other amounts secured hereby; however, Secured Party is under no obligation nor duty to pay such premiums or obtain insurance. Debtor hereby assigns to Secured Party any return or unearned premiums which may be due upon cancellation of any said policies for any reason whatsoever, and directs the insurers to pay Secured Party any amount so due, unless the Secured Party has been previously fully satisfied. In order to collect such return or unearned premiums or the benefits of such insurance, the Secured Party or any of its officers, agents or employees are hereby appointed Debtor's attorney-in-fact to endorse any draft or check which may be payable to Debtor; any balance of insurance proceeds remaining after payment in full of all amounts owing to Secured Party shall be paid to Debtor. Such return or unearned insurance premium or the benefits of such insurance, may, at Secured Party's option, be used for other insurance or to repair, restore or replace the Collateral, or may be applied to any indebtedness secured hereunder, and if the indebtedness is payable in installments, then to the installments in reverse order, satisfying the final maturing installments first.

REMOVAL OF COLLATERAL PROHIBITED. Debtor will not permit any of the Collateral to be removed from the specified location herein, and Debtor will promptly notify Secured Party of any change of Debtor's residence, or in the Collateral within the state, and Debtor will not remove the Collateral from the county of the Debtor's residence or from the county where the Collateral is to be located as shown herein without the prior written consent of Secured Party and will permit Secured Party to inspect the Collateral at any time.

PERFECTION OF SECURITY INTEREST. Debtor will pay all costs of filing any financing, continuation or termination statements with respect to the security interest by this agreement; Secured Party is hereby appointed Debtor's attorney-in-fact to do, at Secured Party's option and at Debtor's expense, all that is necessary to perfect the security interest created by this agreement and to keep the security interest perfected and the Collateral protected, including, but not limited to signing the Debtor's name on any financing statements or amendments thereto, or the completion of this agreement or of the financing statement by inserting information or terms not consistent with the parties' agreement. Debtor agrees that a photographic copy or other reproduction of this agreement shall be sufficient as a financing statement.

IMPAIRMENT OF VALUE. Debtor will not permit anything to be done that may impair the value of any Collateral or the security intended to be afforded by this agreement.

DEFAULT. In the event that: (1) the Debtor: (a) gives false or misleading information concerning the warranties or covenants made herein, or reaches such warranties or covenants, or (b) voluntarily or involuntarily files any proceeding under any provision of the federal Bankruptcy Code, or (c) institutes or has commenced against Debtor any proceeding under a state insolvency statute for the appointment of a receiver, or (d) makes an assignment for the benefit of creditors, or becomes insolvent, or (e) fails to procure and furnish proof of, or maintain the insurance required under this agreement, or (f) fails to pay promptly when due any Original Indebtedness or any other indebtedness secured hereunder, or (2) the Collateral is confiscated by any local, state or federal government agency due to its alleged illegal use or acquisition, or (3) the Secured Party has any other reasonable cause to believe that the Collateral is in jeopardy or that the Original Indebtedness or any other indebtedness secured hereunder will not be paid when due, then upon the occurrence of any such events, the Debtor shall be in default.

Upon default the Original Indebtedness and all other indebtedness secured under this agreement shall become immediately due and payable, at the option of the Secured Party, with or without notice to the Debtor and the Secured Party shall have the following rights in addition to all other remedies available to it under applicable law:

     (1) The Secured Party shall be entitled to possession of the Collateral and may, with or without notice to the Debtor, enter any premises where the Collateral is located and take possession thereof.

     (2) The Collateral may be sold by the Secured Party at one or more public or private sales as the Secured Party may elect. Should the Collateral be disposed of by private sale, the Secured Party may bid at any such sale. Reasonable notification of the time, place and date of any public sale or, if the Collateral is sold by private sale, reasonable notice of the date after which such private sale or any other disposition of the Collateral will occur shall be provided to the Debtor by the Secured Party.

     (3) The proceeds from the sale or other disposition of the Collateral shall be applied as follows: (a) first to the expenses of taking, removing, storing and repairing the Collateral and all costs of holding the sale (including reasonable attorney's fees), (b) secondly, to liquidating any prior liens or claims on the Collateral, and (c) thirdly, the balance will be applied to all indebtedness secured under this agreement in any order the Secured Party may elect.

     (4) If a deficiency balance should exist after the sale of Collateral on any indebtedness secured by this agreement, the Debtor shall immediately pay such balance to the Secured Party without further notice or demand. Should all indebtedness secured hereunder be fully paid from the proceeds of the sale of the Collateral and a surplus exist, the remaining surplus shall be paid to the Debtor or the Debtor's order.

     (5) If the Collateral consists of more than one item, the Secured Party may dispose of the Collateral as one unit, or each item singularly at different times, as the Secured Party may elect.

MISCELLANEOUS. The rights and privileges of the Secured Party under this agreement shall inure to the benefits of its successors and assigns. All covenants, representations, warranties and agreements of Debtor contained in this agreement are joint and several if Debtor is more than one and shall bind Debtor's personal representatives, heirs, successors and assigns. If any provisions of this agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this agreement shall be construed as if such invalid or unenforceable provision has never been contained herein.